Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2024

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1a
	- Consolidated Financial Highlights (Ex Tax Benefit)	1b

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22 - 23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 33
	- Glossary	34

Consolidation of Huatai Group Effective July 1, 2023

Effective July 1, 2023, Chubb increased its aggregate ownership interest in Huatai Group (Huatai), resulting in a majority controlling interest, and applied consolidation accounting beginning third quarter 2023.

In this financial supplement, business activity for, and the financial position of, Huatai is reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only Chubb’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2024	2023	% Change	2023	% Change	2024	2023	% Change	2023	% Change

Gross premiums written	$14,326	$13,646	5.0%	$13,634	5.1%	$62,003	$57,526	7.8%	$57,285	8.2%

Net premiums written	$12,058	$11,596	4.0%	$11,584	4.1%	$51,468	$47,361	8.7%	$47,143	9.2%

P&C net premiums written	$10,497	$10,146	3.5%	$10,145	3.5%	$45,142	$41,896	7.7%	$41,804	8.0%

Global P&C net premiums written	$10,180	$9,539	6.7%	$9,538	6.7%	$42,439	$38,708	9.6%	$38,616	9.9%

Life Insurance net premiums written	$1,561	$1,450	7.6%	$1,439	8.5%	$6,326	$5,465	15.7%	$5,339	18.5%

Net premiums earned	$12,598	$11,897	5.9%	$11,883	6.0%	$49,846	$45,712	9.0%	$45,476	9.6%

P&C underwriting income	$1,575	$1,517	3.8%	$1,540	2.3%	$5,850	$5,460	7.1%	$5,457	7.2%

P&C CAY underwriting income ex Cats	$1,969	$1,640	20.1%	$1,651	19.1%	$7,381	$6,515	13.3%	$6,508	13.4%

Adjusted net investment income	$1,691	$1,487	13.7%	$1,488	13.7%	$6,376	$5,343	19.3%	$5,325	19.7%

Core operating income	$2,451	$3,410	-28.1%	$3,427	-28.5%	$9,197	$9,337	-1.5%	$9,309	-1.2%

Adjusted operating cash flow	$4,163	$2,736				$15,904	$12,182

Net investment income	$1,563	$1,371	14.0%	$1,372	14.0%	$5,930	$4,937	20.1%	$4,919	20.6%

Chubb net income	$2,575	$3,300	-22.0%			$9,272	$9,028	2.7%

Operating cash flow	$4,565	$3,186				$16,182	$12,632

P&C combined ratio
Loss and loss expense ratio	59.4%	59.8%				60.4%	60.6%
Policy acquisition cost and administrative expense ratio	26.3%	25.7%				26.2%	25.9%

Combined ratio	85.7%	85.5%				86.6%	86.5%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	55.7%	58.7%				57.0%	58.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.5%	25.6%				26.1%	25.7%

CAY combined ratio ex Cats	82.2%	84.3%				83.1%	83.9%

ROE	15.9%	23.6%				15.0%	16.4%
Core operating return on tangible equity (ROTE)	22.0%	35.3%				21.6%	24.2%
Core operating return on equity (ROE)	14.3%	21.9%				13.9%	15.4%

Effective tax rate	15.6%	-26.0%				16.3%	5.3%
Core operating effective tax rate	18.2%	-24.5%				17.5%	6.9%

Diluted earnings per share

Chubb net income	$6.33	$8.03	-21.2%			$22.70	$21.80	4.1%

Core operating income	$6.02	$8.30	-27.5%			$22.51	$22.54	-0.1%

Weighted average basic common shares outstanding	402.7	407.2				404.2	410.8
Weighted average diluted common shares outstanding	406.9	410.7				408.5	414.2

			% Change		% Change
	December 31 2024	September 30 2024	4Q-24 vs. 3Q-24	December 31 2023	4Q-24 vs. 4Q-23

Book value per common share	$159.77	$163.16	-2.1%	$146.83	8.8%
Tangible book value per common share	$100.38	$102.67	-2.2%	$87.98	14.1%

Book value per common share, excl. AOCI	$181.34	$176.23	2.9%	$163.64	10.8%
Tangible book value per common share, excl. AOCI	$118.57	$113.72	4.3%	$102.78	15.4%

Note: Q4 2023 and full year 2023 include the impact of the deferred tax benefit of $1.14 billion related to the Bermuda tax law (tax benefit). Full year 2024 includes an incremental tax benefit recorded in Q1 of $55 million related to this tax law. Refer to page 1b for the impact of this tax benefit on key metrics.

Financial Highlights	Page 1a

Chubb Limited

Consolidated Financial Highlights (Ex Tax Benefit)

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Metrics on this page for Q4 2023 and full year 2023 exclude the impact of the tax benefit of $1.14 billion, and for full year 2024 excludes an incremental tax benefit recorded in Q1 of $55 million.

	Three months ended December 31			Year ended December 31
	2024	2023	% Change	2024	2023	% Change

Core operating income	$2,451	$2,275	7.7%	$9,142	$8,202	11.5%

Chubb net income	$2,575	$2,165	18.9%	$9,217	$7,893	16.8%

ROE	15.9%	15.6%		14.9%	14.5%
Core operating return on tangible equity (ROTE)	22.0%	23.9%		21.5%	21.6%
Core operating return on equity (ROE)	14.3%	14.7%		13.8%	13.6%

Effective tax rate	15.6%	17.4%		16.8%	17.2%
Core operating effective tax rate	18.2%	17.0%		18.0%	18.2%

Diluted earnings per share

Chubb net income	$6.33	$5.27	20.1%	$22.56	$19.06	18.4%

Core operating income	$6.02	$5.54	8.7%	$22.38	$19.80	13.0%

Fin Highlights (ex tax benefit)	Page 1b

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

Gross premiums written	$14,326	$16,761	$16,491	$14,425	$13,646	$62,003	$57,526

Net premiums written	12,058	13,829	13,360	12,221	11,596	51,468	47,361

Net premiums earned	12,598	13,373	12,292	11,583	11,897	49,846	45,712

Adjusted losses and loss expenses (1)	6,481	7,384	6,434	5,728	6,165	26,027	24,105

Realized (gains) losses on crop derivatives	-	1	3	1	2	5	5

Losses and loss expenses	6,481	7,383	6,431	5,727	6,163	26,022	24,100

Adjusted policy benefits (2)	1,107	1,109	1,123	1,170	1,052	4,509	3,673

Realized (gains) losses from investment portfolios supporting participating policies	(108)	(20)	(85)	-	-	(213)	-

(Gains) losses from fair value changes in separate account assets	(1)	30	(11)	(10)	(11)	8	45

Policy benefits	1,216	1,099	1,219	1,180	1,063	4,714	3,628

Policy acquisition costs	2,345	2,324	2,226	2,207	2,117	9,102	8,259

Administrative expenses	1,122	1,094	1,094	1,070	1,048	4,380	4,007

Adjusted net investment income (3)	1,691	1,640	1,563	1,482	1,487	6,376	5,343

Other (income) expense from private equity partnerships	(126)	(127)	(91)	(86)	(109)	(430)	(385)

Amortization expense of fair value adjustment on acquired invested assets	(2)	(5)	(4)	(5)	(7)	(16)	(21)

Net investment income	1,563	1,508	1,468	1,391	1,371	5,930	4,937

Adjusted realized gains (losses) (4)	(192)	179	22	(100)	(121)	(91)	(602)

Realized gains (losses) from investment portfolios supporting participating policies	108	20	85	-	-	213	-

Realized gains (losses) on crop derivatives	-	(1)	(3)	(1)	(2)	(5)	(5)

Net realized gains (losses)	(84)	198	104	(101)	(123)	117	(607)

Market risk benefits gains (losses)	98	(230)	(29)	21	(153)	(140)	(307)

Adjusted interest expense (5)	194	197	188	183	179	762	693

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(6)	(5)	(6)	(21)	(21)

Interest expense	189	192	182	178	173	741	672

Gains (losses) from fair value changes in separate account assets	1	(30)	11	10	11	(8)	(45)

Net realized gains (losses) related to unconsolidated entities	216	212	7	101	143	536	431

Other income (expense) from private equity partnerships	126	127	91	86	109	430	385

Other income (expense) - operating	54	16	1	(6)	23	65	65

Other income (expense)	397	325	110	191	286	1,023	836

Amortization expense of purchased intangibles	82	81	80	80	84	323	310

Integration expenses	18	7	7	7	18	39	69

Income tax expense (benefit)	479	504	490	342	(678)	1,815	511

Net income	$2,640	$2,490	$2,216	$2,294	$3,290	$9,640	$9,015

Less: NCI income (loss)	65	166	(14)	151	(10)	368	(13)

Chubb net income	$2,575	$2,324	$2,230	$2,143	$3,300	$9,272	$9,028

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

P&C underwriting income

Gross premiums written	$12,696	$15,143	$14,845	$12,724	$12,122	$55,408	$51,772
Net premiums written	10,497	12,277	11,780	10,588	10,146	45,142	41,896
Net premiums earned	11,034	11,843	10,724	9,972	10,461	43,573	40,314
Adjusted losses and loss expenses	6,455	7,352	6,412	5,696	6,138	25,915	23,991
Policy benefits	96	120	92	100	119	408	457
Policy acquisition costs	2,028	2,033	1,926	1,913	1,857	7,900	7,170
Administrative expenses	880	881	876	863	830	3,500	3,236

P&C underwriting income	$1,575	$1,457	$1,418	$1,400	$1,517	$5,850	$5,460

P&C CAY underwriting income ex Cats	$1,969	$1,978	$1,806	$1,628	$1,640	$7,381	$6,515

% Change versus prior year period
Net premiums written	3.5%	5.4%	10.3%	12.4%	12.5%	7.7%	9.9%
Net premiums earned	5.5%	5.4%	10.1%	12.3%	11.8%	8.1%	9.4%

Net premiums written constant $	3.5%	6.1%	10.6%	12.2%	11.3%	8.0%	9.9%
Net premiums earned constant $	5.5%	6.3%	10.4%	12.2%	10.6%	8.4%	9.3%

P&C combined ratio
Loss and loss expense ratio	59.4%	63.1%	60.6%	58.1%	59.8%	60.4%	60.6%
Policy acquisition cost ratio	18.4%	17.2%	18.0%	19.2%	17.8%	18.1%	17.8%
Administrative expense ratio	7.9%	7.4%	8.2%	8.7%	7.9%	8.1%	8.1%

Combined ratio	85.7%	87.7%	86.8%	86.0%	85.5%	86.6%	86.5%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.7%	58.9%	57.1%	56.1%	58.7%	57.0%	58.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.5%	24.5%	26.1%	27.6%	25.6%	26.1%	25.7%

CAY combined ratio ex Cats	82.2%	83.4%	83.2%	83.7%	84.3%	83.1%	83.9%

Other ratios
Net premiums written/gross premiums written	83%	81%	79%	83%	84%	81%	81%

Expense ratio	26.3%	24.6%	26.2%	27.9%	25.7%	26.2%	25.9%
Expense ratio excluding A&H	24.7%	23.1%	24.5%	26.1%	23.9%	24.6%	24.0%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$10	$4	$-	$-	$-	$14	$-
Catastrophe losses - pre-tax	$617	$769	$580	$435	$300	$2,401	$1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(213)	$(244)	$(192)	$(207)	$(177)	$(856)	$(773)
Impact of catastrophe losses on P&C combined ratio - Unfavorable	5.5%	6.4%	5.4%	4.4%	2.9%	5.5%	4.5%

Impact of PPD on P&C combined ratio - Favorable	-2.0%	-2.1%	-1.8%	-2.1%	-1.7%	-2.0%	-1.9%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	3.5%	4.3%	3.6%	2.3%	1.2%	3.5%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

Global P&C underwriting income
Gross premiums written	$12,192	$12,992	$13,734	$12,296	$11,614	$51,214	$47,366
Net premiums written	10,180	10,898	11,022	10,339	9,539	42,439	38,708
Net premiums earned	10,502	10,424	10,098	9,844	9,626	40,868	37,145
Adjusted losses and loss expenses	6,070	6,159	5,869	5,647	5,267	23,745	21,117
Policy benefits	96	120	92	100	119	408	457
Policy acquisition costs	1,991	1,945	1,881	1,892	1,835	7,709	7,020
Administrative expenses	897	879	873	861	840	3,510	3,237

Global P&C underwriting income	$1,448	$1,321	$1,383	$1,344	$1,565	$5,496	$5,314

Global P&C CAY underwriting income ex Cats	$1,917	$1,819	$1,738	$1,597	$1,692	$7,071	$6,348

% Change versus prior year period
Net premiums written	6.7%	7.6%	11.2%	13.3%	10.5%	9.6%	10.0%
Net premiums earned	9.1%	7.5%	10.9%	12.9%	10.2%	10.0%	9.2%

Net premiums written constant $	6.7%	8.5%	11.5%	13.0%	9.2%	9.9%	10.0%
Net premiums earned constant $	9.1%	8.5%	11.2%	12.8%	8.9%	10.3%	9.1%

Combined ratio

Loss and loss expense ratio	58.7%	60.2%	59.0%	58.4%	56.0%	59.1%	58.1%
Policy acquisition cost ratio	19.0%	18.7%	18.6%	19.2%	19.0%	18.9%	18.9%
Administrative expense ratio	8.5%	8.4%	8.7%	8.7%	8.7%	8.6%	8.7%

Combined ratio	86.2%	87.3%	86.3%	86.3%	83.7%	86.6%	85.7%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	54.1%	55.7%	55.5%	55.9%	54.7%	55.3%	55.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.6%	26.9%	27.3%	27.9%	27.7%	27.4%	27.5%

CAY combined ratio ex Cats	81.7%	82.6%	82.8%	83.8%	82.4%	82.7%	83.0%

Other ratios
Net premiums written/gross premiums written	84%	84%	80%	84%	82%	83%	82%

Expense ratio	27.5%	27.1%	27.3%	27.9%	27.7%	27.5%	27.6%
Expense ratio excluding A&H	25.9%	25.6%	25.7%	26.2%	26.1%	25.8%	25.8%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$10	$4	$-	$-	$-	$14	$-
Catastrophe losses - pre-tax	$622	$740	$547	$432	$298	$2,341	$1,789
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(143)	$(238)	$(192)	$(179)	$(171)	$(752)	$(755)

Impact of catastrophe losses on combined ratio - Unfavorable	5.8%	7.0%	5.4%	4.3%	3.0%	5.7%	4.8%
Impact of PPD on combined ratio - Favorable	-1.3%	-2.3%	-1.9%	-1.8%	-1.8%	-1.8%	-2.1%
Impact of Cats and PPD on combined ratio - Unfavorable	4.5%	4.7%	3.5%	2.5%	1.2%	3.9%	2.7%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31 2024	September 30 2024	June 30 2024	March 31 2024	December 31 2023
Assets

Short-term investments, at fair value	$5,142	$4,375	$4,546	$5,107	$4,551
Fixed maturities available for sale, at fair value	110,363	117,265	107,840	108,289	106,571
Private debt held-for-investment, at amortized cost	2,628	2,619	2,680	2,708	2,553
Equity securities, at fair value	9,151	4,404	3,792	3,769	3,455
Private equities	14,769	14,405	14,365	14,281	14,078
Other investments	8,597	8,155	7,513	6,216	5,527

Total investments	150,650	151,223	140,736	140,370	136,735

Cash and restricted cash	2,549	2,678	2,568	2,651	2,621
Securities lending collateral	1,445	1,927	1,889	1,708	1,299
Insurance and reinsurance balances receivable	14,426	15,709	15,929	13,991	13,379
Reinsurance recoverable on losses and loss expenses	19,570	19,606	19,355	19,109	19,952
Deferred policy acquisition costs	8,358	8,249	7,812	7,537	7,152
Value of business acquired (VOBA)	3,223	3,452	3,434	3,617	3,674
Prepaid reinsurance premiums	3,378	3,648	3,747	3,241	3,221
Goodwill and other intangible assets ($25,219 and $25,314 represents Chubb portion as of 12/31/2024 and 12/31/2023, respectively)	25,956	26,584	26,452	26,405	26,461
Deferred tax assets	1,603	1,567	1,690	1,761	1,741
Separate account assets	6,231	5,996	5,834	5,864	5,573
Other assets	8,952	9,918	9,105	8,613	8,874

Total assets	$246,341	$250,557	$238,551	$234,867	$230,682

Liabilities
Unpaid losses and loss expenses	$83,797	$84,326	$82,191	$80,341	$80,122
Unearned premiums	23,504	24,498	24,102	22,728	22,051

Future policy benefits	16,121	16,003	14,663	14,375	13,888

Market risk benefits	607	748	576	611	771

Policyholder account balances	8,016	8,136	7,787	7,560	7,462

Separate account liabilities	6,231	5,996	5,834	5,864	5,573
Insurance and reinsurance balances payable	8,121	8,696	9,126	8,505	8,302
Securities lending payable	1,445	1,927	1,889	1,708	1,299
Accounts payable, accrued expenses, and other liabilities	12,923	12,015	11,196	11,379	11,165
Deferred tax liabilities	1,584	1,652	1,572	1,543	1,555
Short-term and long-term debt	15,179	16,131	14,731	15,513	14,495
Hybrid debt	419	309	309	309	308

Total liabilities	177,947	180,437	173,976	170,436	166,991

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	72,665	71,027	69,342	67,921	66,316
Accumulated other comprehensive income (loss) (AOCI)	(8,644)	(5,270)	(8,304)	(7,386)	(6,809)

Chubb shareholders’ equity	64,021	65,757	61,038	60,535	59,507
Noncontrolling interests	4,373	4,363	3,537	3,896	4,184

Total shareholders’ equity	68,394	70,120	64,575	64,431	63,691

Total liabilities and shareholders’ equity	$246,341	$250,557	$238,551	$234,867	$230,682

Book value per common share	$159.77	$163.16	$151.05	$149.09	$146.83
% change over prior quarter	-2.1%	8.0%	1.3%	1.5%	14.4%
Tangible book value per common share (1)	$100.38	$102.67	$91.05	$89.55	$87.98
% change over prior quarter	-2.2%	12.8%	1.7%	1.8%	24.1%

Book value per common share, excl. AOCI	$181.34	$176.23	$171.60	$167.28	$163.64
% change over prior quarter	2.9%	2.7%	2.6%	2.2%	4.5%
Tangible book value per common share, excl. AOCI	$118.57	$113.72	$109.08	$105.75	$102.78
% change over prior quarter	4.3%	4.3%	3.1%	2.9%	6.1%

(1) Refer to page 26 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $	Full Year	Full Year		Constant $
	4Q-24	4Q-23	% Change	% Change	2024	2023	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,154	$1,961	9.8%	9.4%	$9,543	$8,414	13.4%	13.6%
Commercial casualty	2,253	2,032	10.8%	10.4%	9,166	8,291	10.5%	10.5%
Financial lines	1,313	1,336	-1.7%	-2.0%	4,907	5,069	-3.2%	-3.2%
Workers’ compensation	511	546	-6.3%	-6.3%	2,238	2,239	0.0%	0.0%
Commercial multiple peril (1)	402	363	10.8%	10.8%	1,631	1,492	9.3%	9.3%
Surety	213	185	15.8%	19.1%	785	691	13.8%	14.6%

Total Commercial P&C lines	6,846	6,423	6.6%	6.4%	28,270	26,196	7.9%	8.0%

Agriculture	317	607	-47.8%	-47.8%	2,703	3,188	-15.2%	-15.2%

Personal homeowners	1,264	1,161	8.9%	9.0%	4,971	4,429	12.2%	12.6%
Personal automobile	611	557	9.5%	13.8%	2,491	1,991	25.1%	25.6%
Personal other	482	463	4.0%	3.3%	2,076	1,929	7.6%	8.3%

Total Personal lines	2,357	2,181	8.0%	9.0%	9,538	8,349	14.2%	14.7%

Global A&H - P&C	753	748	0.8%	0.3%	3,285	3,145	4.5%	5.9%

Reinsurance lines	224	187	19.9%	19.6%	1,346	1,018	32.2%	32.2%

Total P&C	$10,497	$10,146	3.5%	3.5%	$45,142	$41,896	7.7%	8.0%

Life Insurance	1,561	1,450	7.6%	8.5%	6,326	5,465	15.7%	18.5%

Total Consolidated	$12,058	$11,596	4.0%	4.1%	$51,468	$47,361	8.7%	9.2%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended December 31, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q4 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,899	$1,621	$317	$3,436	$224	$-	$10,497	$1,561	$12,058
% of total net premiums written	41%	13%	3%	28%	2%	-	87%	13%	100%
Net premiums earned	5,118	1,628	532	3,434	322	-	11,034	1,564	12,598
Adjusted losses and loss expenses	3,097	930	385	1,686	219	138	6,455	26	6,481
Adjusted policy benefits	-	-	-	96	-	-	96	1,011	1,107
Policy acquisition costs	681	325	37	893	92	-	2,028	317	2,345
Administrative expenses	344	89	(17)	332	10	122	880	242	1,122

Underwriting income (loss)	996	284	127	427	1	(260)	1,575	(32)	1,543
Adjusted net investment income	936	111	22	300	74	(17)	1,426	265	1,691
Other income (expense) - operating	(4)	(1)	-	-	-	11	6	48	54
Amortization expense of purchased intangibles	(1)	(2)	(7)	(20)	-	(41)	(71)	(11)	(82)

Segment income (loss)	$1,927	$392	$142	$707	$75	$(307)	$2,936	$270	$3,206

Combined ratio	80.6%	82.6%	76.1%	87.6%	99.9%		85.7%
CAY combined ratio ex Cats	79.0%	77.4%	90.5%	84.9%	75.8%		82.2%

	Three months ended December 31, 2023
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q4 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,662	$1,474	$607	$3,216	$187	$-	$10,146	$1,450	$11,596
% of total net premiums written	40%	12%	5%	28%	2%	-	87%	13%	100%
Net premiums earned	4,706	1,452	835	3,226	242	-	10,461	1,436	11,897
Adjusted losses and loss expenses	2,631	877	871	1,504	107	148	6,138	27	6,165
Adjusted policy benefits	-	-	-	119	-	-	119	933	1,052
Policy acquisition costs	648	292	22	827	68	-	1,857	260	2,117
Administrative expenses	316	82	(10)	320	10	112	830	218	1,048

Underwriting income (loss)	1,111	201	(48)	456	57	(260)	1,517	(2)	1,515
Adjusted net investment income	813	96	20	259	64	4	1,256	231	1,487
Other income (expense) - operating	(4)	(1)	(1)	(4)	1	(14)	(23)	46	23
Amortization expense of purchased intangibles	-	(1)	(6)	(18)	-	(47)	(72)	(12)	(84)

Segment income (loss)	$1,920	$295	$(35)	$693	$122	$(317)	$2,678	$263	$2,941

Combined ratio	76.4%	86.2%	105.8%	85.9%	76.1%		85.5%
CAY combined ratio ex Cats	79.0%	80.4%	106.1%	85.2%	77.6%		84.3%

Consol Results - QTD	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Year ended December 31, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Full Year 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$20,589	$6,532	$2,703	$13,972	$1,346	$-	$45,142	$6,326	$51,468
% of total net premiums written	40%	13%	5%	27%	3%	-	88%	12%	100%
Net premiums earned	20,008	6,188	2,705	13,400	1,272	-	43,573	6,273	49,846
Adjusted losses and loss expenses	12,737	3,584	2,170	6,414	711	299	25,915	112	26,027
Adjusted policy benefits	-	-	-	408	-	-	408	4,101	4,509
Policy acquisition costs	2,718	1,239	191	3,410	342	-	7,900	1,202	9,102
Administrative expenses	1,337	351	(10)	1,351	39	432	3,500	880	4,380

Underwriting income (loss)	3,216	1,014	354	1,817	180	(731)	5,850	(22)	5,828
Adjusted net investment income	3,556	433	84	1,136	253	(89)	5,373	1,003	6,376
Other income (expense) - operating	(32)	(1)	(1)	(14)	-	(46)	(94)	159	65
Amortization expense of purchased intangibles	(3)	(9)	(25)	(81)	-	(163)	(281)	(42)	(323)

Segment income (loss)	$6,737	$1,437	$412	$2,858	$433	$(1,029)	$10,848	$1,098	$11,946

Combined ratio	83.9%	83.6%	86.9%	86.4%	85.9%		86.6%
CAY combined ratio ex Cats	80.6%	78.5%	88.8%	85.2%	76.4%		83.1%

	Year ended December 31, 2023
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Full Year 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$19,237	$5,878	$3,188	$12,575	$1,018	$-	$41,896	$5,465	$47,361
% of total net premiums written	41%	12%	7%	26%	2%	-	88%	12%	100%
Net premiums earned	18,416	5,536	3,169	12,231	962	-	40,314	5,398	45,712
Adjusted losses and loss expenses	11,256	3,511	2,874	5,643	426	281	23,991	114	24,105
Adjusted policy benefits	-	-	-	457	-	-	457	3,216	3,673
Policy acquisition costs	2,515	1,128	150	3,113	264	-	7,170	1,089	8,259
Administrative expenses	1,250	329	(1)	1,219	37	402	3,236	771	4,007

Underwriting income (loss)	3,395	568	146	1,799	235	(683)	5,460	208	5,668
Adjusted net investment income	3,017	358	63	895	208	46	4,587	756	5,343
Other income (expense) - operating	(22)	(3)	(1)	25	2	(51)	(50)	115	65
Amortization expense of purchased intangibles	-	(9)	(25)	(70)	-	(176)	(280)	(30)	(310)

Segment income (loss)	$6,390	$914	$183	$2,649	$445	$(864)	$9,717	$1,049	$10,766

Combined ratio	81.6%	89.7%	95.4%	85.3%	75.5%		86.5%
CAY combined ratio ex Cats	80.5%	80.1%	94.7%	85.1%	77.9%		83.9%

Consol Results - FY	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023

Gross premiums written	$5,873	$6,511	$6,915	$5,431	$5,752	$24,730	$23,810
Net premiums written	4,899	5,500	5,501	4,689	4,662	20,589	19,237
Net premiums earned	5,118	5,110	4,900	4,880	4,706	20,008	18,416
Losses and loss expenses	3,097	3,391	3,074	3,175	2,631	12,737	11,256
Policy acquisition costs	681	689	660	688	648	2,718	2,515
Administrative expenses	344	338	327	328	316	1,337	1,250

Underwriting income	996	692	839	689	1,111	3,216	3,395
Adjusted net investment income	936	931	863	826	813	3,556	3,017
Other income (expense) - operating	(4)	(6)	(15)	(7)	(4)	(32)	(22)
Amortization expense of purchased intangibles	(1)	(2)	-	-	-	(3)	-

Segment income	$1,927	$1,615	$1,687	$1,508	$1,920	$6,737	$6,390

CAY underwriting income ex Cats	$1,074	$993	$947	$877	$990	$3,891	$3,611

Combined ratio
Loss and loss expense ratio	60.5%	66.4%	62.7%	65.1%	55.9%	63.7%	61.1%
Policy acquisition cost ratio	13.3%	13.5%	13.5%	14.1%	13.8%	13.6%	13.7%
Administrative expense ratio	6.8%	6.6%	6.7%	6.7%	6.7%	6.6%	6.8%

Combined ratio	80.6%	86.5%	82.9%	85.9%	76.4%	83.9%	81.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.6%	61.0%	60.6%	61.4%	58.6%	60.4%	60.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.4%	19.8%	20.1%	20.6%	20.4%	20.2%	20.3%

CAY combined ratio ex Cats	79.0%	80.8%	80.7%	82.0%	79.0%	80.6%	80.5%

Catastrophe losses - pre-tax	$275	$340	$252	$236	$71	$1,103	$710
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(197)	$(39)	$(144)	$(48)	$(192)	$(428)	$(494)

% Change versus prior year period
Net premiums written	5.1%	7.2%	6.7%	9.4%	4.4%	7.0%	7.5%
Net premiums earned	8.8%	7.9%	6.4%	11.7%	5.5%	8.6%	7.7%

Other ratios
Net premiums written/gross premiums written	83%	84%	80%	86%	81%	83%	81%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$2,915	$3,296	$3,524	$2,779	$2,788	$12,514	$11,653
Commercial	1,984	2,204	1,977	1,910	1,874	8,075	7,584

Total	$4,899	$5,500	$5,501	$4,689	$4,662	$20,589	$19,237

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023

Gross premiums written	$1,874	$1,949	$2,029	$1,679	$1,695	$7,531	$6,739
Net premiums written	1,621	1,679	1,776	1,456	1,474	6,532	5,878
Net premiums earned	1,628	1,577	1,512	1,471	1,452	6,188	5,536
Losses and loss expenses	930	879	876	899	877	3,584	3,511
Policy acquisition costs	325	315	299	300	292	1,239	1,128
Administrative expenses	89	88	88	86	82	351	329

Underwriting income	284	295	249	186	201	1,014	568
Net investment income	111	112	108	102	96	433	358
Other income (expense) - operating	(1)	(1)	2	(1)	(1)	(1)	(3)
Amortization expense of purchased intangibles	(2)	(3)	(2)	(2)	(1)	(9)	(9)

Segment income	$392	$403	$357	$285	$295	$1,437	$914

CAY underwriting income ex Cats	$368	$336	$323	$304	$285	$1,331	$1,103

Combined ratio
Loss and loss expense ratio	57.1%	55.8%	57.9%	61.1%	60.4%	57.9%	63.4%
Policy acquisition cost ratio	20.0%	20.0%	19.8%	20.4%	20.1%	20.0%	20.4%
Administrative expense ratio	5.5%	5.5%	5.8%	5.9%	5.7%	5.7%	5.9%

Combined ratio	82.6%	81.3%	83.5%	87.4%	86.2%	83.6%	89.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.9%	53.1%	53.0%	53.1%	54.7%	52.8%	53.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.5%	25.6%	25.6%	26.2%	25.7%	25.7%	26.3%

CAY combined ratio ex Cats	77.4%	78.7%	78.6%	79.3%	80.4%	78.5%	80.1%

Catastrophe losses - pre-tax	$84	$230	$138	$170	$83	$622	$669
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(189)	$(64)	$(52)	$1	$(305)	$(134)

% Change versus prior year period
Net premiums written	10.0%	10.0%	12.3%	12.3%	12.1%	11.1%	10.6%
Net premiums earned	12.1%	12.0%	11.5%	11.4%	9.4%	11.8%	6.9%

Other ratios
Net premiums written/gross premiums written	87%	86%	87%	87%	87%	87%	87%

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023

Gross premiums written	$504	$2,151	$1,111	$428	$508	$4,194	$4,406
Net premiums written	317	1,379	758	249	607	2,703	3,188
Net premiums earned	532	1,419	626	128	835	2,705	3,169
Adjusted losses and loss expenses	385	1,193	543	49	871	2,170	2,874
Policy acquisition costs	37	88	45	21	22	191	150
Administrative expenses	(17)	2	3	2	(10)	(10)	(1)

Underwriting income (loss)	127	136	35	56	(48)	354	146
Net investment income	22	20	21	21	20	84	63
Other income (expense) - operating	-	(1)	-	-	(1)	(1)	(1)
Amortization expense of purchased intangibles	(7)	(5)	(7)	(6)	(6)	(25)	(25)

Segment income (loss)	$142	$150	$49	$71	$(35)	$412	$183

CAY underwriting income (loss) ex Cats	$52	$159	$68	$31	$(52)	$310	$167

Combined ratio
Loss and loss expense ratio	72.2%	84.1%	86.8%	38.6%	104.4%	80.2%	90.7%
Policy acquisition cost ratio	7.1%	6.1%	7.1%	16.8%	2.7%	7.1%	4.7%
Administrative expense ratio	-3.2%	0.2%	0.5%	1.2%	-1.3%	-0.4%	0.0%

Combined ratio	76.1%	90.4%	94.4%	56.6%	105.8%	86.9%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	86.8%	82.5%	81.5%	69.5%	104.7%	82.4%	90.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	3.7%	6.4%	7.6%	12.1%	1.4%	6.4%	4.6%

CAY combined ratio ex Cats	90.5%	88.9%	89.1%	81.6%	106.1%	88.8%	94.7%

Unfavorable (favorable) Catastrophe losses - pre-tax	$(5)	$29	$33	$3	$2	$60	$39
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(70)	$(6)	$-	$(28)	$(6)	$(104)	$(18)

% Change versus prior year period
Net premiums written	-47.8%	-9.3%	-1.2%	-15.0%	58.2%	-15.2%	9.7%
Net premiums earned	-36.2%	-7.9%	-1.5%	-19.4%	34.4%	-14.6%	11.7%

Other ratios
Net premiums written/gross premiums written	63%	64%	68%	58%	119%	64%	72%

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

Gross premiums written	$4,199	$4,150	$4,262	$4,775	$3,961	$17,386	$15,666
Net premiums written	3,436	3,367	3,334	3,835	3,216	13,972	12,575
Net premiums earned	3,434	3,421	3,347	3,198	3,226	13,400	12,231
Losses and loss expenses	1,686	1,631	1,671	1,426	1,504	6,414	5,643
Policy benefits	96	120	92	100	119	408	457
Policy acquisition costs	893	852	842	823	827	3,410	3,113
Administrative expenses	332	340	348	331	320	1,351	1,219

Underwriting income	427	478	394	518	456	1,817	1,799
Adjusted net investment income	300	286	283	267	259	1,136	895
Other income (expense) - operating	-	(5)	(4)	(5)	(4)	(14)	25
Amortization expense of purchased intangibles	(20)	(21)	(20)	(20)	(18)	(81)	(70)

Segment income	$707	$738	$653	$760	$693	$2,858	$2,649

CAY underwriting income ex Cats	$520	$521	$490	$455	$477	$1,986	$1,826

Combined ratio
Loss and loss expense ratio	51.9%	51.2%	52.7%	47.7%	50.3%	50.9%	49.9%
Policy acquisition cost ratio	26.0%	24.9%	25.1%	25.7%	25.6%	25.4%	25.4%
Administrative expense ratio	9.7%	9.9%	10.4%	10.4%	10.0%	10.1%	10.0%

Combined ratio	87.6%	86.0%	88.2%	83.8%	85.9%	86.4%	85.3%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	49.2%	49.9%	49.8%	49.7%	49.7%	49.7%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.7%	34.9%	35.5%	36.1%	35.5%	35.5%	35.4%

CAY combined ratio ex Cats	84.9%	84.8%	85.3%	85.8%	85.2%	85.2%	85.1%

Catastrophe losses - pre-tax	$173	$103	$157	$26	$144	$459	$403
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(80)	$(60)	$(61)	$(89)	$(123)	$(290)	$(376)

% Change versus prior year period
Net premiums written	6.8%	4.9%	15.6%	17.5%	19.3%	11.1%	13.7%
Net premiums written - Commercial	8.2%	5.1%	13.3%	12.2%	13.2%	9.7%	11.2%
Net premiums written - Consumer	4.7%	4.5%	19.1%	27.1%	29.5%	13.3%	17.8%
Net premiums earned	6.4%	3.3%	15.1%	14.8%	17.8%	9.6%	13.2%

Net premiums written constant $	6.8%	7.5%	16.6%	16.7%	15.0%	11.8%	13.3%
Net premiums written - Commercial	7.4%	6.7%	13.9%	11.4%	10.1%	9.8%	11.8%
Net premiums written - Consumer	6.0%	8.5%	20.7%	26.2%	23.2%	15.0%	15.7%
Net premiums earned constant $	6.4%	5.9%	16.2%	14.4%	13.5%	10.4%	12.3%

Other ratios: Net premiums written/gross premiums written	82%	81%	78%	80%	81%	80%	80%

Production by Region - Net premiums written	4Q-24	4Q-23	% Change	Constant $ % Change	Full Year 2024	Full Year 2023	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,507	$1,421	6.0%	3.9%	$6,132	$5,713	7.3%	6.3%
Latin America	701	684	2.5%	11.5%	2,876	2,653	8.4%	11.0%
Asia	1,205	1,079	11.6%	8.9%	4,822	4,072	18.4%	20.5%
Other (1)	23	32	-26.9%	-28.1%	142	137	4.2%	3.9%

Total	$3,436	$3,216	6.8%	6.8%	$13,972	$12,575	11.1%	11.8%

(1) Includes the international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

Gross premiums written	$246	$382	$528	$411	$206	$1,567	$1,151
Net premiums written	224	352	411	359	187	1,346	1,018
Net premiums earned	322	316	339	295	242	1,272	962
Losses and loss expenses	219	200	155	137	107	711	426
Policy acquisition costs	92	89	80	81	68	342	264
Administrative expenses	10	9	11	9	10	39	37

Underwriting income	1	18	93	68	57	180	235
Adjusted net investment income	74	64	58	57	64	253	208
Other income (expense) - operating	-	-	-	-	1	-	2

Segment income	$75	$82	$151	$125	$122	$433	$445

CAY underwriting income ex Cats	$76	$76	$77	$69	$54	$298	$214

Combined ratio
Loss and loss expense ratio	68.1%	63.3%	45.7%	46.3%	44.1%	55.9%	44.3%
Policy acquisition cost ratio	28.7%	28.0%	23.8%	27.5%	28.1%	26.9%	27.4%
Administrative expense ratio	3.1%	3.1%	3.2%	3.1%	3.9%	3.1%	3.8%

Combined ratio	99.9%	94.4%	72.7%	76.9%	76.1%	85.9%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	43.7%	44.4%	50.4%	46.0%	45.7%	46.2%	46.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.1%	31.4%	27.0%	30.5%	31.9%	30.2%	31.1%

CAY combined ratio ex Cats	75.8%	75.8%	77.4%	76.5%	77.6%	76.4%	77.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$10	$4	$-	$-	$-	$14	$-
Catastrophe losses - pre-tax	$90	$67	$-	$-	$-	$157	$7
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(5)	$(5)	$(16)	$1	$(3)	$(25)	$(28)

% Change versus prior year period
Net premiums written as reported	19.9%	34.8%	40.3%	29.7%	15.1%	32.2%	8.0%
Net premiums earned as reported	32.6%	32.3%	43.4%	20.8%	15.5%	32.2%	4.3%

Net premiums written constant $	19.6%	34.8%	40.5%	29.7%	14.3%	32.2%	8.2%
Net premiums earned constant $	32.5%	32.9%	43.6%	20.8%	14.2%	32.4%	4.2%

Other ratios
Net premiums written/gross premiums written	91%	92%	78%	87%	91%	86%	88%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023

Gross premiums written	$1,630	$1,618	$1,646	$1,701	$1,524	$6,595	$5,754

Net premiums written	1,561	1,552	1,580	1,633	1,450	6,326	5,465

Net premiums earned	1,564	1,530	1,568	1,611	1,436	6,273	5,398

Losses and loss expenses	26	32	22	32	27	112	114

Adjusted policy benefits	1,011	989	1,031	1,070	933	4,101	3,216

Policy acquisition costs	317	291	300	294	260	1,202	1,089

Administrative expenses	242	213	218	207	218	880	771

Adjusted net investment income	265	250	258	230	231	1,003	756

Other income (expense) - operating (1)	48	39	32	40	46	159	115

Amortization expense of purchased intangibles	(11)	(10)	(11)	(10)	(12)	(42)	(30)

Segment income	$270	$284	$276	$268	$263	$1,098	$1,049

% Change versus prior year period

Net premiums written	7.6%	6.8%	24.5%	26.3%	20.3%	15.7%	51.5%

Net premiums earned	9.0%	6.1%	24.7%	27.5%	21.2%	16.2%	53.8%

Net premiums written constant $	8.5%	10.6%	27.6%	29.7%	17.2%	18.5%	50.9%

Net premiums earned constant $	9.9%	9.9%	27.7%	31.2%	18.2%	19.0%	53.2%
International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	4Q-24	4Q-23	% Change	Constant $ % Change	Full Year 2024	Full Year 2023	% Change	Constant $ % Change
International life insurance net premiums written	$1,287	$1,202	7.1%	8.1%	$5,251	$4,484	17.1%	20.5%
International life insurance deposits (2)	838	493	70.1%	71.5%	2,571	1,590	61.8%	65.5%

Total international life insurance net premiums written and deposits	$2,125	$1,695	25.4%	26.6%	$7,822	$6,074	28.8%	32.3%

International life insurance segment income	$223	$215	3.4%	4.7%	$903	$835	8.1%	11.4%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	Full Year 2024	Full Year 2023

Adjusted loss and loss expenses	$138	$58	$93	$10	$148	$299	$281
Administrative expenses	122	104	99	107	112	432	402

Underwriting loss	(260)	(162)	(192)	(117)	(260)	(731)	(683)

Adjusted net investment income	(17)	(23)	(28)	(21)	4	(89)	46

Other income (expense) - operating	11	(10)	(14)	(33)	(14)	(46)	(51)

Adjusted interest expense	(194)	(197)	(188)	(183)	(179)	(762)	(693)
Amortization expense of purchased intangibles	(41)	(40)	(40)	(42)	(47)	(163)	(176)
Integration expenses	(18)	(7)	(7)	(7)	(18)	(39)	(69)
Amortization of fair value adjustment of acquired invested assets and long-term debt	3	-	2	-	(1)	5	-

Adjusted net realized gains (losses)	24	391	29	1	22	445	(171)
Market risk benefits gains (losses)	98	(230)	(29)	21	(153)	(140)	(307)
Income tax (expense) benefit (1)	(479)	(504)	(490)	(342)	678	(1,815)	(511)
Less: NCI income (loss)	65	166	(14)	151	(10)	368	(13)

Net (loss) benefit	$(938)	$(948)	$(943)	$(874)	$42	$(3,703)	$(2,602)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$139	$55	$93	$9	$146	$296	$277

(1) Q4 2023 and full year 2023 include the impact of the tax benefit of $1.14 billion, and full year 2024 includes an incremental tax benefit recorded in Q1 of $55 million.

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Losses and loss expenses incurred	9,709	2,603	7,106
Losses and loss expenses paid	(6,921)	(1,701)	(5,220)	73%
Other (incl. foreign exch. revaluation)	437	298	139

Balance at September 30, 2023	$79,705	$17,808	$61,897
Losses and loss expenses incurred	8,157	1,994	6,163
Losses and loss expenses paid	(7,971)	(1,971)	(6,000)	97%
Other (incl. foreign exch. revaluation)	231	53	178

Balance at December 31, 2023	$80,122	$17,884	$62,238
Losses and loss expenses incurred	6,603	876	5,727
Losses and loss expenses paid	(6,423)	(1,601)	(4,822)	84%
Other (incl. foreign exch. revaluation)	39	4	35

Balance at March 31, 2024	$80,341	$17,163	$63,178
Losses and loss expenses incurred	7,819	1,388	6,431
Losses and loss expenses paid	(5,657)	(1,069)	(4,588)	71%
Other (incl. foreign exch. revaluation)	(312)	(73)	(239)

Balance at June 30, 2024	$82,191	$17,409	$64,782
Losses and loss expenses incurred	9,737	2,354	7,383
Losses and loss expenses paid	(7,838)	(2,169)	(5,669)	77%
Other (incl. foreign exch. revaluation)	236	37	199

Balance at September 30, 2024	$84,326	$17,631	$66,695
Losses and loss expenses incurred	8,375	1,894	6,481
Losses and loss expenses paid	(8,259)	(1,835)	(6,424)	99%
Other (incl. foreign exch. revaluation)	(645)	(163)	(482)

Balance at December 31, 2024	$83,797	$17,527	$66,270
Add net recoverable on paid losses	-	2,043	(2,043)

Balance including net recoverable on paid losses	$83,797	$19,570	$64,227

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division
	December 31	September 30	June 30	March 31	December 31
	2024	2024	2024	2024	2023
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,630	$1,607	$1,572	$1,573	$1,670

Brandywine and Other Run-off	482	449	456	458	480

Total	$2,112	$2,056	$2,028	$2,031	$2,150

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,603	$16,730	$16,500	$16,238	$16,949

Brandywine and Other Run-off	1,166	1,208	1,208	1,215	1,220

Total	$17,769	$17,938	$17,708	$17,453	$18,169

Gross reinsurance recoverable

Active operations	$18,233	$18,337	$18,072	$17,811	$18,619

Brandywine and Other Run-off	1,648	1,657	1,664	1,673	1,700

Total	$19,881	$19,994	$19,736	$19,484	$20,319

Provision for uncollectible reinsurance (1)

Active operations	$(229)	$(262)	$(255)	$(252)	$(240)

Brandywine and Other Run-off	(82)	(126)	(126)	(123)	(127)

Total	$(311)	$(388)	$(381)	$(375)	$(367)

Net reinsurance recoverable

Active operations	$18,004	$18,075	$17,817	$17,559	$18,379

Brandywine and Other Run-off	1,566	1,531	1,538	1,550	1,573

Total	$19,570	$19,606	$19,355	$19,109	$19,952

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.2 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2024		2024		2024		2024		2023
Market Value

Fixed maturities available for sale	$110,363		$117,265		$107,840		$108,289		$106,571

Other investments-fixed maturities	6,265		5,905		5,404		4,408		3,773

Short-term investments	5,142		4,375		4,546		5,107		4,551

Total fixed maturities	$121,770		$127,545		$117,790		$117,804		$114,895

Asset Allocation by Market Value

U.S. Treasury / Agency	$2,341	2%	$2,629	2%	$2,741	2%	$2,899	2%	$3,590	3%

Corporate and asset-backed securities	43,207	36%	46,693	37%	43,620	37%	43,447	38%	42,830	37%

Mortgage-backed securities	27,248	22%	28,474	22%	24,614	21%	23,755	20%	22,058	19%

Municipal	1,729	1%	1,968	2%	1,947	2%	2,043	2%	2,929	3%

Non-U.S.	42,103	35%	43,406	34%	40,322	34%	40,553	34%	38,937	34%

Short-term investments	5,142	4%	4,375	3%	4,546	4%	5,107	4%	4,551	4%

Total fixed maturities	$121,770	100%	$127,545	100%	$117,790	100%	$117,804	100%	$114,895	100%

Credit Quality by Market Value

AAA	$13,933	11%	$13,987	11%	$14,087	12%	$14,289	12%	$12,669	11%

AA	37,640	30%	39,115	31%	34,980	30%	34,371	29%	34,312	30%

A	28,882	24%	30,797	24%	28,056	24%	28,134	24%	27,674	24%

BBB	21,610	18%	23,900	19%	21,457	18%	21,283	18%	20,810	18%

BB	10,789	9%	10,738	8%	10,384	9%	10,529	9%	10,270	9%

B	8,279	7%	8,432	7%	8,293	7%	8,539	7%	8,580	7%

Other	637	1%	576	0%	533	0%	659	1%	580	1%

Total fixed maturities	$121,770	100%	$127,545	100%	$117,790	100%	$117,804	100%	$114,895	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$115,013		$119,366		$113,407		$113,364		$110,972

Other investments-fixed maturities	6,265		5,905		5,404		4,408		3,773

Short-term investments	5,143		4,378		4,547		5,108		4,551

Subtotal fixed maturities (1)	126,421		129,649		123,358		122,880		119,296

Equity securities	9,151		4,404		3,792		3,769		3,455

Private debt held-for-investment (1)	2,628		2,619		2,680		2,708		2,553

Private equities and other	17,101		16,655		16,474		16,089		15,832

Total investment portfolio	$155,301		$153,327		$146,304		$145,446		$141,136

Avg. duration of fixed maturities (2)	4.8 years		4.7 years		4.8 years		4.9 years		4.7 years

Avg. market yield of fixed income investments (3)	5.6%		5.2%		5.9%		5.8%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A		A/A

Avg. book yield of fixed income investments (3)	5.0%		4.9%		4.9%		4.9%		4.8%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2024

Agency residential mortgage-backed securities (RMBS)	$11	$23,597	$-	$-	$-	$23,608

Non-agency RMBS	1,865	160	131	128	6	2,290

Commercial mortgage-backed securities	1,093	169	77	9	2	1,350

Total mortgage-backed securities at market value	$2,969	$23,926	$208	$137	$8	$27,248

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2024		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$4,258	$720	$280	$122	$5,380

Banks		-	3	2,481	2,010	4,494

Basic Materials		-	-	83	320	403

Communications		-	223	466	1,333	2,022

Consumer, Cyclical		-	147	599	961	1,707

Consumer, Non-Cyclical		32	450	2,358	1,832	4,672

Diversified Financial Services		1	138	489	186	814

Energy		-	109	312	1,327	1,748

Industrial		-	10	617	1,310	1,937

Utilities		237	2	1,176	984	2,399

All Others		126	401	1,048	1,955	3,530

Total		$4,654	$2,203	$9,909	$12,340	$29,106

Market Value at December 31, 2024			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$16	$56	$1	$73
Banks			-	-	-	-
Basic Materials			431	235	6	672
Communications			604	722	151	1,477
Consumer, Cyclical			1,419	950	37	2,406
Consumer, Non-Cyclical			1,624	1,172	87	2,883
Diversified Financial Services			397	201	4	602
Energy			673	492	-	1,165
Industrial			1,094	777	17	1,888
Utilities			295	168	-	463
All Others			826	1,573	73	2,472

Total			$7,379	$6,346	$376	$14,101

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2024

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

People’s Republic of China	$-	$193	$1,706	$-	$-	$1,899

Republic of Korea	-	1,844	-	-	-	1,844

Canada	843	-	-	-	-	843

Taiwan	-	782	-	-	-	782

Kingdom of Thailand	-	-	718	-	-	718

United Mexican States	-	-	-	628	-	628

Commonwealth of Australia	547	-	-	-	-	547

Province of Ontario	-	519	-	-	-	519

Federative Republic of Brazil	-	-	-	-	495	495

United Kingdom	-	434	-	-	-	434

Other Non-U.S. Government Securities	573	2,079	2,099	969	1,333	7,053

Total	$1,963	$5,851	$4,523	$1,597	$1,828	$15,762

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$6,674	$357	$15	$7,046
United Kingdom	23	28	862	1,141	423	2,477

Canada	177	56	959	764	433	2,389

United States (1)	-	93	390	469	830	1,782

South Korea	-	496	443	586	7	1,532

France	5	26	817	511	150	1,509

Australia	56	304	351	351	26	1,088

Japan	-	-	563	183	11	757

Germany	77	104	100	301	63	645

Chile	-	-	173	337	5	515

Other Non-U.S. Corporate Securities	438	559	1,779	2,323	1,502	6,601

Total	$776	$1,666	$13,111	$7,323	$3,465	$26,341

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2024	Market Value	Rating

1	Bank of America Corp	$ 798	A-

2	Morgan Stanley	683	A-

3	JP Morgan Chase & Co	651	A

4	Wells Fargo & Co	540	BBB+

5	Goldman Sachs Group Inc	536	BBB+

6	Citigroup Inc	523	BBB+

7	AT&T Inc	416	BBB

8	Verizon Communications Inc	388	BBB+

9	UBS Group AG	383	A-

10	HSBC Holdings PLC	354	A-

Investments 4	Page 21

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(325)	$99	$(226)	$(2,549)	$39	$(2,510)	$(2,874)	$138	$(2,736)
Public equity:
Realized gains (losses) on sales	18	(3)	15	-	-	-	18	(3)	15
Mark-to-market	2	(14)	(12)	-	-	-	2	(14)	(12)
Private equity: Mark-to-market	304	(15)	289	-	-	-	304	(15)	289

Total investment portfolio	(1)	67	66	(2,549)	39	(2,510)	(2,550)	106	(2,444)
Foreign exchange	(62)	4	(58)	(1,093)	20	(1,073)	(1,155)	24	(1,131)
Partially-owned entities (2)	(3)	-	(3)	-	-	-	(3)	-	(3)
Current discount rate on future policy benefits	-	-	-	(6)	(6)	(12)	(6)	(6)	(12)
Instrument-specific credit risk - market risk benefits	-	-	-	5	(1)	4	5	(1)	4
Other	36	-	36	274	(57)	217	310	(57)	253

Net gains (losses)	$(30)	$71	$41	$(3,369)	$(5)	$(3,374)	$(3,399)	$66	$(3,333)

(1) The quarter includes pre-tax realized losses on investment derivatives of $195 million, a net decrease of the valuation allowance of expected credit losses of $5 million on fixed maturities, and impairments of $13 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended December 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(73)	$(3)	$(76)	$5,011	$(235)	$4,776	$4,938	$(238)	$4,700
Public equity:
Realized gains (losses) on sales	(14)	-	(14)	-	-	-	(14)	-	(14)
Mark-to-market	62	(12)	50	-	-	-	62	(12)	50
Private equity: Mark-to-market	131	9	140	-	-	-	131	9	140

Total investment portfolio	106	(6)	100	5,011	(235)	4,776	5,117	(241)	4,876
Foreign exchange	(61)	21	(40)	197	6	203	136	27	163
Partially-owned entities (4)	(1)	-	(1)	-	-	-	(1)	-	(1)
Current discount rate on future policy benefits	-	-	-	(390)	37	(353)	(390)	37	(353)
Instrument-specific credit risk - market risk benefits	-	-	-	(1)	-	(1)	(1)	-	(1)
Other	6	(6)	-	105	(21)	84	111	(27)	84

Net gains (losses)	$50	$9	$59	$4,922	$(213)	$4,709	$4,972	$(204)	$4,768

(3) The quarter includes pre-tax realized gains on investment derivatives of $39 million, a net decrease of the valuation allowance of expected credit losses of $3 million on fixed maturities and a net increase of $3 million on private debt held-for-investment, and impairments of $4 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 22

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(538)	$140	$(398)	$(265)	$(110)	$(375)	$(803)	$30	$(773)
Public equity:
Realized gains (losses) on sales	26	(3)	23	-	-	-	26	(3)	23
Mark-to-market	172	(30)	142	-	-	-	172	(30)	142
Private equity: Mark-to-market	637	(2)	635	-	-	-	637	(2)	635

Total investment portfolio	297	105	402	(265)	(110)	(375)	32	(5)	27
Foreign exchange	(223)	40	(183)	(1,119)	39	(1,080)	(1,342)	79	(1,263)
Partially-owned entities (2)	(1)	-	(1)	-	-	-	(1)	-	(1)
Current discount rate on future policy benefits	-	-	-	(598)	8	(590)	(598)	8	(590)
Instrument-specific credit risk - market risk benefits	-	-	-	7	(1)	6	7	(1)	6
Other	26	1	27	257	(53)	204	283	(52)	231

Net gains (losses)	$99	$146	$245	$(1,718)	$(117)	$(1,835)	$(1,619)	$29	$(1,590)

(1) Full year includes pre-tax realized losses on investment derivatives of $189 million, a net decrease of the valuation allowance of expected credit losses of $86 million on fixed maturities, and impairments of $94 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Year ended December 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(522)	$80	$(442)	$3,419	$(328)	$3,091	$2,897	$(248)	$2,649
Public equity:
Realized gains (losses) on sales	(49)	3	(46)	-	-	-	(49)	3	(46)
Mark-to-market	61	(14)	47	-	-	-	61	(14)	47
Private equity: Mark-to-market	495	28	523	-	-	-	495	28	523

Total investment portfolio	(15)	97	82	3,419	(328)	3,091	3,404	(231)	3,173
Foreign exchange	(183)	66	(117)	(6)	27	21	(189)	93	(96)
Partially-owned entities (4)	(3)	-	(3)	11	-	11	8	-	8
Current discount rate on future policy benefits	-	-	-	110	16	126	110	16	126
Instrument-specific credit risk - market risk benefits	-	-	-	2	-	2	2	-	2
Other (5)	84	10	94	157	(32)	125	241	(22)	219

Net gains (losses)	$(117)	$173	$56	$3,693	$(317)	$3,376	$3,576	$(144)	$3,432

(3) Full year includes pre-tax realized losses on investment derivatives of $53 million, a net decrease of the valuation allowance of expected credit losses of $47 million on fixed maturities and a net increase of $3 million on private debt held-for-investment, and impairments of $64 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(5) Full year includes realized gains of $135 million related to the consolidation of Huatai.

Net Gains (Losses) 2	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31	December 31
	2024	2024	2024	2024	2023	2022

Financial debt:

Total short-term debt (1)	$800	$1,571	$1,553	$2,265	$1,460	$475

Total long-term debt	14,379	14,560	13,178	13,248	13,035	14,402

Total financial debt	$15,179	$16,131	$14,731	$15,513	$14,495	$14,877

Hybrid debt:

Total trust preferred securities	$309	$309	$309	$309	$308	$308

Total subordinated debt (2)	110	-	-	-	-	-

Total hybrid debt	$419	$309	$309	$309	$308	$308

Total	$15,598	$16,440	$15,040	$15,822	$14,803	$15,185

Capitalization:

Chubb shareholders’ equity	$64,021	$65,757	$61,038	$60,535	$59,507	$50,519

Hybrid debt	419	309	309	309	308	308

Financial debt	15,179	16,131	14,731	15,513	14,495	14,877

Total capitalization	$79,619	$82,197	$76,078	$76,357	$74,310	$65,704

Leverage ratios (based on total capital) (2):

Hybrid debt	0.5%	0.4%	0.4%	0.4%	0.4%	0.5%

Financial debt	19.1%	19.6%	19.4%	20.3%	19.5%	22.6%

Total hybrid & financial debt	19.6%	20.0%	19.8%	20.7%	19.9%	23.1%

Note: As of December 31, 2024, there was $0.9 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q4 2024, the €0.7 billion 0.3% senior notes matured and were fully paid.

(2) Capital Supplementary Bonds issued by Huatai Life. For purposes of calculating leverage ratios, Huatai debt is based on Chubb’s share (excluding non-controlling interest).

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2024	2023	2024	2023

Numerator
Core operating income	$2,451	$3,410	$9,197	$9,337
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	2	7	5
Tax expense on amortization adjustment	(2)	(1)	(5)	(8)
Integration expenses, pre-tax	(18)	(18)	(39)	(69)
Tax benefit on integration expenses	3	1	7	14
Adjusted net realized gains (losses), pre-tax	(30)	50	99	(117)
Tax benefit on adjusted net realized gains (losses)	71	9	146	173
Market risk benefits gains (losses), pre- and after-tax	98	(153)	(140)	(307)

Chubb net income	$2,575	$3,300	$9,272	$9,028

Rollforward of Common Shares Outstanding
Shares - beginning of period	403,033,421	407,984,339	405,269,637	414,594,856
Repurchase of shares	(2,602,601)	(3,191,000)	(7,518,565)	(11,825,600)
Shares issued (canceled), excluding option exercises	113,254	122,095	778,923	1,251,031
Issued for option exercises	159,589	354,203	2,173,668	1,249,350

Shares - end of period	400,703,663	405,269,637	400,703,663	405,269,637

Denominator
Weighted average shares outstanding (1)	402,669,754	407,191,783	404,189,749	410,845,263
Effect of other dilutive securities	4,195,890	3,556,814	4,296,686	3,357,305

Adj. wtd. avg. shares outstanding and assumed conversions	406,865,644	410,748,597	408,486,435	414,202,568

Basic earnings per share
Core operating income	$6.09	$8.37	$22.75	$22.73
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	0.01	(0.01)
Integration expenses, net of tax	(0.04)	(0.04)	(0.08)	(0.13)
Adjusted net realized gains (losses), net of tax	0.10	0.14	0.61	0.13
Market risk benefits gains (losses), net of tax	0.24	(0.37)	(0.35)	(0.75)

Chubb net income	$6.39	$8.10	$22.94	$21.97

Diluted earnings per share
Core operating income	$6.02	$8.30	$22.51	$22.54
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	0.01	(0.01)
Integration expenses, net of tax	(0.04)	(0.04)	(0.08)	(0.13)
Adjusted net realized gains (losses), net of tax	0.11	0.14	0.60	0.14
Market risk benefits gains (losses), net of tax	0.24	(0.37)	(0.34)	(0.74)

Chubb net income	$6.33	$8.03	$22.70	$21.80

Note: Q4 2023 and full year 2023 include the impact of the deferred tax benefit of $1.14 billion related to the Bermuda tax law (tax benefit). Full year 2024 includes an incremental tax benefit recorded in Q1 of $55 million related to this tax law. Refer to page 1b for the impact of this tax benefit on EPS and other key metrics.

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31	September 30	June 30	March 31	December 31
	2024	2024	2024	2024	2023

Chubb shareholders’ equity	$64,021	$65,757	$61,038	$60,535	$59,507
Less: Chubb goodwill and other intangible assets, net of tax	23,800	24,376	24,246	24,175	23,853

Numerator for tangible book value per share	$40,221	$41,381	$36,792	$36,360	$35,654

Book value - % change over prior quarter	-2.6%	7.7%	0.8%	1.7%	13.6%
Tangible book value - % change over prior quarter	-2.8%	12.5%	1.2%	2.0%	23.3%

Denominator: shares outstanding	400,703,663	403,033,421	404,073,495	406,033,066	405,269,637

Book value per common share	$159.77	$163.16	$151.05	$149.09	$146.83
Tangible book value per common share	$100.38	$102.67	$91.05	$89.55	$87.98

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$65,757	$61,038	$60,535	$59,507	$52,373

Core operating income	2,451	2,334	2,196	2,216	3,410

Amortization of fair value adjustment of acquired invested assets and long-term debt	-	-	6	(4)	1

Integration expenses	(15)	(6)	(10)	(1)	(17)

Adjusted net realized gains (losses) (1)	41	226	67	(89)	59

Market risk benefits gains (losses)	98	(230)	(29)	21	(153)

Net unrealized gains (losses) on investments	(2,510)	3,259	(476)	(648)	4,776

Repurchase of shares	(725)	(413)	(570)	(316)	(720)

Dividend declared on common shares	(367)	(369)	(369)	(350)	(351)

Cumulative translation gains (losses)	(1,073)	390	(478)	81	203

Postretirement benefit liability	142	(1)	1	(1)	75

Current discount rate on future policy benefits	(12)	(593)	55	(40)	(353)

Instrument-specific credit risk - market risk benefits	4	(7)	4	5	(1)

Other (2)	230	129	106	154	205

Chubb shareholders’ equity, end of quarter	$64,021	$65,757	$61,038	$60,535	$59,507

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 30-33.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of Chubb’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of Chubb’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess Chubb’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, which include legal and professional fees and all other costs directly related to acquisition integration activities. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on integration expenses, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and integration expenses, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Metrics adjusted for the impact of the Bermuda Tax Law (tax benefit) are adjusted to exclude the deferred tax benefit of $1.14 billion for Q4 2023 and full year 2023, and $55 million for Q1 2024 and full year 2024, giving recognition for transition provisions of the Bermuda Tax Law. We believe that excluding the impact of the tax benefit provides a better evaluation of our operating performance and enhances the understanding of the trends in the underlying business that may be obscured by this one-time item.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Chubb has elected to remove the impact of net investing activities of consolidated investment companies from our operating cash flow as they may impact a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of consolidated investment products.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023
Tax expense (benefit), as reported	$475	$500	$489	$340	$(680)	$1,804	$508
Less: tax expense on amortization of fair value of acquired invested assets and debt	2	2	(4)	5	1	5	8
Less: tax benefit on integration expenses	(3)	(1)	3	(6)	(1)	(7)	(14)
Less: tax benefit on adjusted net realized gains (losses)	(71)	(1)	(19)	(55)	(9)	(146)	(173)

Tax expense (benefit), adjusted	$547	$500	$509	$396	$(671)	$1,952	$687

Income before tax, as reported	$3,050	$2,824	$2,719	$2,483	$2,620	$11,076	$9,536
Less: amortization of fair value of acquired invested assets and debt	2	2	2	1	2	7	5
Less: integration expenses	(18)	(7)	(7)	(7)	(18)	(39)	(69)
Less: adjusted realized gains (losses)	(246)	32	39	(238)	(84)	(413)	(539)
Less: realized gains (losses) related to unconsolidated entities	216	193	9	94	134	512	422
Less: market risk benefits gains (losses)	98	(230)	(29)	21	(153)	(140)	(307)

Core operating income before tax	$2,998	$2,834	$2,705	$2,612	$2,739	$11,149	$10,024

Effective tax rate	15.6%	17.7%	18.0%	13.7%	-26.0%	16.3%	5.3%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.1%	-0.1%	0.2%	-0.2%	-0.1%	0.0%	-0.1%
Adjustment for tax impact of integration expenses	0.0%	0.0%	-0.2%	0.2%	0.2%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	2.1%	1.7%	1.0%	1.4%	0.0%	1.4%	1.8%
Adjustment for tax impact of market risk benefits gains (losses)	0.6%	-1.6%	-0.2%	0.1%	1.4%	-0.2%	-0.2%

Core operating effective tax rate	18.2%	17.7%	18.8%	15.2%	-24.5%	17.5%	6.9%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023
Net income, as reported	$2,575	$2,324	$2,230	$2,143	$3,300	$9,272	$9,028
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	2	2	1	2	7	5
Tax (expense) benefit on amortization adjustment	(2)	(2)	4	(5)	(1)	(5)	(8)
Integration expenses, pre-tax	(18)	(7)	(7)	(7)	(18)	(39)	(69)
Tax benefit on integration expenses	3	1	(3)	6	1	7	14
Adjusted realized gains (losses), pre-tax	(246)	32	39	(238)	(84)	(413)	(539)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	216	193	9	94	134	512	422
Tax (expense) benefit on adjusted net realized gains (losses)	71	1	19	55	9	146	173
Market risk benefits gains (losses), pre- and after-tax	98	(230)	(29)	21	(153)	(140)	(307)

Core operating income	$2,451	$2,334	$2,196	$2,216	$3,410	$9,197	$9,337

Catastrophe losses - after-tax	$515	$629	$482	$347	$257	$1,973	$1,502
Unfavorable (favorable) prior period development (PPD) - after-tax	$(196)	$(181)	$(167)	$(168)	$(184)	$(712)	$(604)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						Full Year	Full Year
	4Q-24	3Q-24	2Q-24	1Q-24	4Q-23	2024	2023
Net income, as reported	$2,640	$2,490	$2,216	$2,294	$3,290	$9,640	$9,015
Less: Income tax (expense) benefit	(479)	(504)	(490)	(342)	678	(1,815)	(511)
Amortization expense of purchased intangibles	(82)	(81)	(80)	(80)	(84)	(323)	(310)
Other income (expense)	397	325	110	191	286	1,023	836
Interest expense	(189)	(192)	(182)	(178)	(173)	(741)	(672)
Net investment income	1,563	1,508	1,468	1,391	1,371	5,930	4,937
Net realized gains (losses)	(84)	198	104	(101)	(123)	117	(607)
Market risk benefits gains (losses)	98	(230)	(29)	21	(153)	(140)	(307)
Integration expenses	(18)	(7)	(7)	(7)	(18)	(39)	(69)
Life Insurance underlying income (loss) (2)	(141)	15	(99)	(2)	(13)	(227)	253
Add: Realized gains (losses) on crop derivatives	-	(1)	(3)	(1)	(2)	(5)	(5)

P&C underwriting income	$1,575	$1,457	$1,418	$1,400	$1,517	$5,850	$5,460
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	607	765	580	435	300	2,387	1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	(213)	(244)	(192)	(207)	(177)	(856)	(773)

P&C CAY underwriting income ex Cats	$1,969	$1,978	$1,806	$1,628	$1,640	$7,381	$6,515

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in other income (expense) under U.S. GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			Full Year	Full Year
	4Q-24	4Q-23	2024	2023
Chubb net income	$2,575	$3,300	$9,272	$9,028
Core operating income	$2,451	$3,410	$9,197	$9,337

Equity - beginning of period, as reported	$65,757	$52,373	$59,507	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(2,042)	(8,953)	(4,177)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	(527)	404	51	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(20)	(21)	(22)	(24)

Equity - beginning of period, as adjusted	$68,346	$60,943	$63,655	$57,897

Less: Chubb goodwill and other intangible assets, net of tax	24,376	23,450	23,853	20,455

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$43,970	$37,493	$39,802	$37,442

Equity - end of period, as reported	$64,021	$59,507	$64,021	$59,507
Less: unrealized gains (losses) on investments, net of deferred tax	(4,552)	(4,177)	(4,552)	(4,177)
Less: changes in current discount rate on FPB, net of deferred tax	(539)	51	(539)	51
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(16)	(22)	(16)	(22)

Equity - end of period, as adjusted	$69,128	$63,655	$69,128	$63,655

Less: Chubb goodwill and other intangible assets, net of tax	23,800	23,853	23,800	23,853

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$45,328	$39,802	$45,328	$39,802

Weighted average equity, as reported	$64,889	$55,940	$61,764	$55,013
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$44,649	$38,648	$42,565	$38,622
Weighted average equity, as adjusted	$68,737	$62,299	$66,392	$60,776
ROE	15.9%	23.6%	15.0%	16.4%
Core operating ROTE	22.0%	35.3%	21.6%	24.2%
Core operating ROE	14.3%	21.9%	13.9%	15.4%
Private equities realized gains (losses), after-tax (1)	$289	$140	$635	$523
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	1.7 pts	0.9 pts	1.0 pt	0.9 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	December 31	September 30	December 31	QTD	Full Year
	2024	2024	2023	% Change	% Change
Book value	$64,021	$65,757	$59,507
Less: AOCI	(8,644)	(5,270)	(6,809)

Book value excluding AOCI	72,665	71,027	66,316
Tangible book value	40,221	41,381	35,654
Less: Tangible AOCI	(7,292)	(4,450)	(5,999)

Tangible book value excluding tangible AOCI	$47,513	$45,831	$41,653

Denominator: shares outstanding	400,703,663	403,033,421	405,269,637

Book value per share excluding AOCI	$181.34	$176.23	$163.64	2.9%	10.8%
Tangible book value per share excluding tangible AOCI	$118.57	$113.72	$102.78	4.3%	15.4%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,097	$930	$385	$1,782	$219	$138	$6,551
Realized (gains) losses on crop derivatives		-	-	-	-	-	-	-

Adjusted losses and loss expenses/policy benefits	A	$3,097	$930	$385	$1,782	$219	$138	$6,551

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(275)	(84)	5	(173)	(80)	-	(607)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	10	-	10

Catastrophe losses, gross of related adjustments		(275)	(84)	5	(173)	(90)	-	(617)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		197	-	70	80	5	(139)	213
Net premiums earned adjustments on PPD - unfavorable (favorable)		(7)	-	24	-	-	-	17
Expense adjustments - unfavorable (favorable)		(14)	-	-	-	2	-	(12)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1	-	1

PPD, gross of related adjustments - favorable (unfavorable)		176	-	94	80	8	(139)	219

CAY loss and loss expense ex Cats	B	$2,998	$846	$484	$1,689	$137	$(1)	$6,153

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,025	$414	$20	$1,225	$102	$122	$2,908
Expense adjustments - favorable (unfavorable)		14	-	-	-	(2)	-	12

CAY policy acquisition costs and administrative expenses	D	$1,039	$414	$20	$1,225	$100	$122	$2,920

Denominator
Net premiums earned	E	$5,118	$1,628	$532	$3,434	$322		$11,034
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(10)		(10)
Net premiums earned adjustments on PPD - unfavorable (favorable)		(7)	-	24	-	-		17
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1		1

Net premiums earned excluding adjustments	F	$5,111	$1,628	$556	$3,434	$313		$11,042

P&C combined ratio
Loss and loss expense ratio	A/E	60.5%	57.1%	72.2%	51.9%	68.1%		59.4%
Policy acquisition cost and administrative expense ratio	C/E	20.1%	25.5%	3.9%	35.7%	31.8%		26.3%

P&C combined ratio		80.6%	82.6%	76.1%	87.6%	99.9%		85.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	58.6%	51.9%	86.8%	49.2%	43.7%		55.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	25.5%	3.7%	35.7%	32.1%		26.5%

CAY P&C combined ratio ex Cats		79.0%	77.4%	90.5%	84.9%	75.8%		82.2%

Combined ratio
Combined ratio								85.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2024		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$12,737	$3,584	$2,165	$6,822	$711	$299	$26,318
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$12,737	$3,584	$2,170	$6,822	$711	$299	$26,323

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,103)	(622)	(60)	(459)	(143)	-	(2,387)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	14	-	14

Catastrophe losses, gross of related adjustments		(1,103)	(622)	(60)	(459)	(157)	-	(2,401)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		428	305	104	290	25	(296)	856
Net premiums earned adjustments on PPD - unfavorable (favorable)		70	-	63	-	-	-	133
Expense adjustments - unfavorable (favorable)		(5)	-	3	-	2	-	-
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	2	-	2

PPD, gross of related adjustments - favorable (unfavorable)		493	305	170	290	29	(296)	991

CAY loss and loss expense ex Cats	B	$12,127	$3,267	$2,280	$6,653	$583	$3	$24,913

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$4,055	$1,590	$181	$4,761	$381	$432	$11,400
Expense adjustments - favorable (unfavorable)		5	-	(3)	-	(2)	-	-

CAY policy acquisition costs and administrative expenses	D	$4,060	$1,590	$178	$4,761	$379	$432	$11,400

Denominator
Net premiums earned	E	$20,008	$6,188	$2,705	$13,400	$1,272		$43,573
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(14)		(14)
Net premiums earned adjustments on PPD - unfavorable (favorable)		70	-	63	-	-		133
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	2		2

Net premiums earned excluding adjustments	F	$20,078	$6,188	$2,768	$13,400	$1,260		$43,694

P&C combined ratio
Loss and loss expense ratio	A/E	63.7%	57.9%	80.2%	50.9%	55.9%		60.4%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	25.7%	6.7%	35.5%	30.0%		26.2%

P&C combined ratio		83.9%	83.6%	86.9%	86.4%	85.9%		86.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.4%	52.8%	82.4%	49.7%	46.2%		57.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.7%	6.4%	35.5%	30.2%		26.1%

CAY P&C combined ratio ex Cats		80.6%	78.5%	88.8%	85.2%	76.4%		83.1%

Combined ratio
Combined ratio								86.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,631	$877	$869	$1,623	$107	$148	$6,255
Realized (gains) losses on crop derivatives		-	-	2	-	-	-	2

Adjusted losses and loss expenses/policy benefits	A	$2,631	$877	$871	$1,623	$107	$148	$6,257

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(71)	(83)	(2)	(144)	-	-	(300)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(71)	(83)	(2)	(144)	-	-	(300)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		192	(1)	6	123	3	(146)	177
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	8	-	-	-	8
Expense adjustments - unfavorable (favorable)		6	-	-	-	(1)	-	5
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	3	-	3

PPD, gross of related adjustments - favorable (unfavorable)		198	(1)	14	123	5	(146)	193

CAY loss and loss expense ex Cats	B	$2,758	$793	$883	$1,602	$112	$2	$6,150

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$964	$374	$12	$1,147	$78	$112	$2,687
Expense adjustments - favorable (unfavorable)		(6)	-	-	-	1	-	(5)

CAY policy acquisition costs and administrative expenses	D	$958	$374	$12	$1,147	$79	$112	$2,682

Denominator
Net premiums earned	E	$4,706	$1,452	$835	$3,226	$242		$10,461
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	8	-	-		8
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	3		3

Net premiums earned excluding adjustments	F	$4,706	$1,452	$843	$3,226	$245		$10,472

P&C combined ratio
Loss and loss expense ratio	A/E	55.9%	60.4%	104.4%	50.3%	44.1%		59.8%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	25.8%	1.4%	35.6%	32.0%		25.7%

P&C combined ratio		76.4%	86.2%	105.8%	85.9%	76.1%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	58.6%	54.7%	104.7%	49.7%	45.7%		58.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	25.7%	1.4%	35.5%	31.9%		25.6%

CAY P&C combined ratio ex Cats		79.0%	80.4%	106.1%	85.2%	77.6%		84.3%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$11,256	$3,511	$2,869	$6,100	$426	$281	$24,443
Realized (gains) losses on crop derivatives		-	-	5	-	-	-	5

Adjusted losses and loss expenses/policy benefits	A	$11,256	$3,511	$2,874	$6,100	$426	$281	$24,448

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(710)	(669)	(39)	(403)	(7)	-	(1,828)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(710)	(669)	(39)	(403)	(7)	-	(1,828)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		494	134	18	376	28	(277)	773
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	6	-	-	-	84
Expense adjustments - unfavorable (favorable)		20	-	-	-	(1)	-	19
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	8	-	6

PPD, gross of related adjustments - favorable (unfavorable)		592	132	24	376	35	(277)	882

CAY loss and loss expense ex Cats	B	$11,138	$2,974	$2,859	$6,073	$454	$4	$23,502

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,765	$1,457	$149	$4,332	$301	$402	$10,406
Expense adjustments - favorable (unfavorable)		(20)	-	-	-	1	-	(19)

CAY policy acquisition costs and administrative expenses	D	$3,745	$1,457	$149	$4,332	$302	$402	$10,387

Denominator
Net premiums earned	E	$18,416	$5,536	$3,169	$12,231	$962		$40,314
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	6	-	-		84
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	8		6

Net premiums earned excluding adjustments	F	$18,494	$5,534	$3,175	$12,231	$970		$40,404

P&C combined ratio
Loss and loss expense ratio	A/E	61.1%	63.4%	90.7%	49.9%	44.3%		60.6%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	26.3%	4.7%	35.4%	31.2%		25.9%

P&C combined ratio		81.6%	89.7%	95.4%	85.3%	75.5%		86.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.2%	53.8%	90.1%	49.7%	46.8%		58.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.3%	26.3%	4.6%	35.4%	31.1%		25.7%

CAY P&C combined ratio ex Cats		80.5%	80.1%	94.7%	85.1%	77.9%		83.9%

Combined ratio
Combined ratio								86.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 33

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and Chubb shareholders’ equity.

Integration expenses: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Integration expenses are incurred by Chubb and are included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

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